Loss Per Common Share	3 Months Ended
Mar. 31, 2014
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
LOSS PER COMMON SHARE

Net losses were reported during the twelve months ended December 31, 2013 and 2012.  As such, the Company excluded the following items from the computation of diluted loss per common share as their effect would be anti-dilutive:

	Twelve Months Ended
	December 31, 2013	December 31, 2012
Stock options	7,750,478	391,977
Warrants	18,605,999	128,434
Restricted stock	1,687,500	—
Potential conversion of Series A convertible preferred stock	—	3,788
Potential conversion of promissory notes payable	—	537,146
Total excluded shares	28,043,977	1,061,345

As disclosed further in Note 11, the Company entered into an equity transaction in February 2014, whereby it issued a total of 35,786,750 additional warrants.